                                        Rule 497(d)
                                        Reg. No. 333-83817


              Morgan Stanley Dean Witter Select Equity Trust
                    Strategic Small-Cap Portfolio 99-1


             Supplement to prospectus dated September 23, 1999

The following paragraph replaces paragraph number 10 on page vi of the Prospectus:

If one or more stocks are selected by both Processes One and Two, it will be counted as one selection only. As a result, to get to a total of 50 stocks, additional stocks will be identified and selected by alternately applying Process One to arrive at another stock and then Process Two to arrive at another stock, continuing as necessary to get to 50 stocks. The 50 stocks are approximately equally dollar weighted.